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                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (Amendment No. 1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement             [_] CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED
                                                BY RULE 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                            BCT INTERNATIONAL, INC.
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                (Name of Registrant as Specified in Its Charter)

                            BCT INTERNATIONAL, INC.
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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Notes:

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October 28, 1997

The following table amends the table of security ownership of certain beneficial owners and management on page 2 of the Proxy Statement of BCT International, Inc. dated October 10, 1997. The amendment corrects clerical errors in the numbers of shares originally reported as beneficially owned by Mr. Steven N. Bronson and Mr. William A. Wilkerson:


                                       Number of Shares        Percent of
                                         Beneficially          Outstanding
Name                                      Owned (1)            Common Stock
----                                   ----------------        ------------
Certain Beneficial Owners:
Steven N. Bronson                           635,320 (2)            11.17%
   Barber & Bronson, Inc.
   201 S. biscayne Blvd., Suite 2950
   Miami, FL 33131

Officers and Directors:
William A. Wilkerson                      1,274,758 (3)            21.93%
Bill LeVine                                 695,032 (4)            12.57%
Henry A. Johnson                            151,847 (5)             2.77%
Alvin Katz                                   20,000 (6)             0.37%
Raymond J. Kieman                            91,500 (7)             1.65%
Thomas J. Cassady                            36,250 (8)             0.66%
James H. Kaufenberg                          52,000 (9)             0.94%

All Officers and Directors
as a group of (7 persons)                 2,321,387 (10)           38.15%

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 (1) This column sets forth shares of Common Stock which are deemed to be
     "beneficially owned" by the persons named in the table under Rule 13d-3 of the Securities and Exchange Commission ("SEC").

 (2) Includes 228,750 shares covered by currently exercisable warrants.

 (3) Includes 353,750 shares covered by currently exercisable stock options.

 (4) Includes 71,250 shares covered by currently exercisable stock options.

 (5) Includes 28,750 shares covered by currently exercisable stock options.

 (6) Includes 20,000 shares covered by currently exercisable stock options.

 (7) Includes 82,500 shares covered by currently exercisable stock options.

 (8) Includes 20,000 shares covered by currently exercisable stock options.

 (9) Includes 50,000 shares covered by currently exercisable stock options.

(10) Includes 626,250 shares covered by currently exercisable stock options.